Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226

Contact:  Mark R. Gerke
Chief Financial Officer
414.459.4012
markgerke@wsbonline.com

Waterstone Financial, Inc. Announces Results of Operations for the Quarter Ended March 31, 2019.

WAUWATOSA, WI – 04/23/2019 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $6.5 million, or $0.24 per diluted share for the quarter ended March 31, 2019 compared to $7.0 million, or $0.25 per diluted share for the quarter ended March 31, 2018.
“We achieved strong quarterly earnings driven by a record pre-tax earnings in the first quarter for the Community Banking segment,” said Douglas Gordon, CEO of Waterstone Financial, Inc. “Due to the consistent earnings and strong capital position, we were able to declare a $0.50 special dividend, in addition to our regular quarterly dividend and stock repurchases. We continue to maintain strong asset quality and remain disciplined with respect to expense management at the Community Banking segment. The Mortgage Banking segment’s performance rebounded compared to the linked quarter, driven by the elimination of underperforming offices and continued expense control measures.”

Highlights of the quarter ended March 31, 2019

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $6.5 million for the quarter ended March 31, 2019, compared to $7.0 million for the quarter ended March 31, 2018.
•	Consolidated return on average assets was 1.39% for the quarter ended March 31, 2019 compared to 1.57% for the quarter ended March 31, 2018.
•	Consolidated return on average equity was 6.65% for the quarter ended March 31, 2019 and 6.90% for the quarter ended March 31, 2018.
•	Dividends declared totaled $0.62 per share during the quarter ended March 31, 2019.
•	The Company repurchased a total 462,400 shares on the open market during the quarter ended March 31, 2019 at an average price of $16.53 per share.

Community Banking Segment

•	Pre-tax income of the segment totaled $7.5 million for the quarters ended March 31, 2019 and March 31, 2018.
•	Net interest income of the segment totaled $13.1 million for the quarter ended March 31, 2019 compared to $13.3 million for the quarter ended March 31, 2018.
•
Average loans held for investment totaled $1.38 billion during the quarter ended March 31, 2019, which represents an increase of $78.9 million, or 6.1% over the comparable quarter in the prior year. Average loans increased $10.4 million, or 3.1% annualized, compared to the quarter ended December 31, 2018.

•
Our net interest margin decreased 27 basis points to 2.93% for the quarter ended March 31, 2019 compared to 3.20% for the quarter ended March 31, 2018, which was a result of the increase in cost of deposits as certificates of deposit repriced at higher rates over the past year. Net interest margin decreased six basis points compared to 2.99% for the quarter ended December 31, 2018.

•
The segment had a negative provision for loan losses of $700,000 for the quarter ended March 31, 2019 compared to $900,000 for the quarter ended March 31, 2018. Asset quality continues to remain strong along with minimal net charge-offs.

•	Noninterest income decreased $58,000 for the quarter ended March 31, 2019 compared to the quarter ended March 31, 2018 as fees earned on loans decreased.
•
Noninterest expenses decreased $445,000 for the quarter ended March 31, 2019 compared to the quarter ended March 31, 2018 as compensation; communications; real estate owned; and other noninterest expenses decreased.

•	The efficiency ratio for the community banking segment improved 230 basis points to 51.64% for the quarter ended March 31, 2019, compared to 53.94% for the quarter ended March 31, 2018.
•
Average deposits totaled $1.04 billion during the quarter ended March 31, 2019, which represents an increase of $66.3 million, or 6.8%, over the comparable quarter in the prior year.  Average deposits increased $19.0 million, or 7.5% annualized, compared to the quarter ended December 31, 2018.

•	Nonperforming assets as percentage of total assets was 0.44% at March 31, 2019, 0.45% at December 31, 2018, and 0.54% at March 31, 2018.
•	Past due loans as percentage of total loans was 0.46% at March 31, 2019, 0.50% at December 31, 2018, and 0.53% at March 31, 2018.
•	Net charge-offs were $8,000 for the quarter ended March 31, 2019. Net charge-offs were $7,000 for the quarter ended March 31, 2018.

Mortgage Banking Segment

•	The Mortgage Banking segment totaled a pre-tax income of $1.0 million for the quarter ended March 31, 2019, compared to $1.6 million of pre-tax income for the quarter ended March 31, 2018.
•
Loan originations decreased approximately $14.6 million to $501.4 million during the quarter ended March 31, 2019, compared to $516.0 million during the quarter ended March 31, 2018.  Origination volume relative to purchase activity accounted for 89.9% of originations for the quarter ended March 31, 2019 compared to 85.0% of total originations for the quarter ended March 31, 2018.

•	Mortgage banking income decreased $1.2 million, or 4.7%, to $23.6 million for the quarter ended March 31, 2019, compared to $24.7 million for the quarter ended March 31, 2018.
•	Gross margin on loans sold decreased 1.3% to 4.57% for the quarter ended March 31, 2019 compared to 4.63% for the quarter ended March 31, 2018.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield, Oak Creek, Oconomowoc/Lake Country, Pewaukee, Waukesha/Brookfield, and West Allis, Wisconsin and a commercial lending office in Minneapolis, Minnesota. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 47 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) exposure to the deterioration in the commercial and residential real estate markets which could result in increased charge-offs and increases in the allowance for loan losses,  (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in the allowance for loan losses, (iii) Waterstone’s ability to maintain required levels of capital and other current and future regulatory requirements, (iv) the impact of recent and future legislative initiatives on the financial markets, and (v) those factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For The Three Months Ended March 31,
	2019	2018

Interest income:	(In Thousands, except per share amounts)
Loans	$17,104	15,458
Mortgage-related securities	759	638
Debt securities, federal funds sold and short-term investments	1,309	867
Total interest income	19,172	16,963
Interest expense:
Deposits	3,990	2,314
Borrowings	2,246	1,508
Total interest expense	6,236	3,822
Net interest income	12,936	13,141
Provision for loan losses	(680)	(880)
Net interest income after provision for loan losses	13,616	14,021
Noninterest income:
Service charges on loans and deposits	379	399
Increase in cash surrender value of life insurance	344	328
Mortgage banking income	23,359	24,187
Other	175	269
Total noninterest income	24,257	25,183
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	20,639	20,983
Occupancy, office furniture, and equipment	2,776	2,639
Advertising	958	860
Data processing	769	625
Communications	328	382
Professional fees	695	700
Real estate owned	32	317
Loan processing expense	805	988
Other	2,347	2,653
Total noninterest expenses	29,349	30,147
Income before income taxes	8,524	9,057
Income tax expense	1,982	2,104
Net income	$6,542	6,953
Income per share:
Basic	$0.25	0.25
Diluted	$0.24	0.25
Weighted average shares outstanding:
Basic	26,499	27,509
Diluted	26,720	27,802

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	March 31,	December 31,
	2019	2018
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$77,381	$48,234
Federal funds sold	17,905	25,100
Interest-earning deposits in other financial institutions and other short term investments	9,547	12,767
Cash and cash equivalents	104,833	86,101
Securities available for sale (at fair value)	184,224	185,720
Loans held for sale (at fair value)	123,011	141,616
Loans receivable	1,379,866	1,379,148
Less: Allowance for loan losses	12,561	13,249
Loans receivable, net	1,367,305	1,365,899

Office properties and equipment, net	24,215	24,524
Federal Home Loan Bank stock (at cost)	19,350	19,350
Cash surrender value of life insurance	67,894	67,550
Real estate owned, net	1,649	2,152
Prepaid expenses and other assets	36,184	22,469
Total assets	$1,928,665	$1,915,381

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$128,470	$139,111
Money market and savings deposits	175,380	163,511
Time deposits	733,491	735,873
Total deposits	1,037,341	1,038,495

Borrowings	448,451	435,046
Advance payments by borrowers for taxes	11,409	4,371
Other liabilities	46,996	37,790
Total liabilities	1,544,197	1,515,702

Shareholders' equity:
Common stock	280	285
Additional paid-in capital	331,128	330,327
Retained earnings	177,303	187,153
Unearned ESOP shares	(17,507)	(17,804)
Accumulated other comprehensive loss, net of taxes	(851)	(2,361)
Cost of shares repurchased	(105,885)	(97,921)
Total shareholders' equity	384,468	399,679
Total liabilities and shareholders' equity	$1,928,665	$1,915,381

Share Information
Shares outstanding	28,004	28,463
Book value per share	$13.73	$14.04
Closing market price	$16.46	$16.76
Price to book ratio	119.88%	119.37%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$12,936	13,466	13,850	13,720	13,141
Provision for loan losses	(680)	-	40	(220)	(880)
Total noninterest income	24,257	25,636	34,062	33,318	25,183
Total noninterest expense	29,349	31,846	36,426	34,737	30,147
Income before income taxes	8,524	7,256	11,446	12,521	9,057
Income tax expense	1,982	1,578	2,743	3,101	2,104
Net income	$6,542	5,678	8,703	9,420	6,953
Income per share – basic	$0.25	0.21	0.32	0.34	0.25
Income per share – diluted	$0.24	0.21	0.31	0.34	0.25
Dividends declared per share	$0.62	0.12	0.12	0.12	0.62

Performance Ratios:
Return on average assets - QTD	1.39%	1.18%	1.80%	2.02%	1.57%
Return on average equity - QTD	6.65%	5.58%	8.48%	9.40%	6.90%
Net interest margin - QTD	2.93%	2.99%	3.07%	3.14%	3.18%

Return on average assets - YTD	1.39%	1.64%	1.80%	1.80%	1.57%
Return on average equity - YTD	6.65%	7.60%	8.25%	8.13%	6.90%
Net interest margin - YTD	2.93%	3.09%	3.13%	3.16%	3.18%

Asset Quality Ratios:
Past due loans to total loans	0.46%	0.50%	0.67%	0.54%	0.53%
Nonaccrual loans to total loans	0.49%	0.48%	0.48%	0.46%	0.50%
Nonperforming assets to total assets	0.44%	0.45%	0.45%	0.45%	0.54%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	$1,477,991	1,496,125	1,507,632	1,451,507	1,398,043
Mortgage related securities	115,674	111,004	106,047	109,879	113,688
Debt securities, federal funds sold and short term investments	194,669	179,232	176,733	192,422	165,863
Total interest-earning assets	1,788,334	1,786,361	1,790,412	1,753,808	1,677,594
Noninterest-earning assets	125,396	119,715	122,575	119,291	113,317
Total assets	$1,913,730	1,906,076	1,912,987	1,873,099	1,790,911

Interest-bearing liabilities
Demand accounts	$36,268	36,941	37,936	37,291	37,384
Money market and savings accounts	176,237	184,873	185,864	166,587	153,226
Certificates of deposit	735,471	722,774	707,970	707,758	697,644
Total interest-bearing deposits	947,976	944,588	931,770	911,636	888,254
Borrowings	438,905	439,601	444,570	445,064	379,115
Total interest-bearing liabilities	1,386,881	1,384,189	1,376,340	1,356,700	1,267,369
Noninterest-bearing demand deposits	97,951	97,677	100,804	96,108	91,806
Noninterest-bearing liabilities	30,027	20,219	28,632	18,266	22,828
Total liabilities	1,514,859	1,502,085	1,505,776	1,471,074	1,382,003
Equity	398,871	403,991	407,211	402,025	408,908
Total liabilities and equity	$1,913,730	1,906,076	1,912,987	1,873,099	1,790,911

Average Yield/Costs
Loans receivable and held for sale	4.69%	4.63%	4.56%	4.61%	4.48%
Mortgage related securities	2.66%	2.58%	2.41%	2.35%	2.28%
Debt securities, federal funds sold and short term investments	2.73%	2.52%	2.39%	2.12%	2.12%
Total interest-earning assets	4.35%	4.29%	4.22%	4.20%	4.10%

Demand accounts	0.09%	0.09%	0.10%	0.09%	0.08%
Money market and savings accounts	0.63%	0.47%	0.35%	0.30%	0.24%
Certificates of deposit	2.04%	1.82%	1.62%	1.46%	1.29%
Total interest-bearing deposits	1.71%	1.49%	1.30%	1.19%	1.06%
Borrowings	2.08%	2.10%	1.90%	1.74%	1.61%
Total interest-bearing liabilities	1.82%	1.68%	1.50%	1.37%	1.22%

COMMUNITY BANKING SEGMENT SUMMARY OF KEY QUARTERLY FINANCIAL DATA (Unaudited)

	At or For the Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,132	13,774	14,121	13,747	13,304
Provision for loan losses	(700)	-	-	(250)	(900)
Total noninterest income	881	911	1,312	1,137	939
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	4,756	4,761	4,435	4,301	4,888
Occupancy, office furniture and equipment	972	842	826	813	826
Advertising	181	185	183	241	140
Data processing	457	422	414	400	435
Communications	82	92	112	121	100
Professional fees	268	339	257	180	191
Real estate owned	32	(62)	(128)	(126)	317
Loan processing expense	-	-	-	-	-
Other	489	571	701	658	785
Total noninterest expense	7,237	7,150	6,800	6,588	7,682
Income before income taxes	7,476	7,535	8,633	8,546	7,461
Income tax expense	1,687	1,632	2,003	1,970	1,668
Net income	$5,789	5,903	6,630	6,576	5,793

Efficiency ratio - QTD	51.64%	48.69%	44.06%	44.27%	53.94%
Efficiency ratio - YTD	51.64%	47.63%	47.28%	49.00%	53.94%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(208)	(332)	(286)	(40)	(192)
Provision for loan losses	20	-	40	30	20
Total noninterest income	23,571	24,986	33,165	32,547	24,731
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	16,060	18,499	23,164	22,078	16,241
Occupancy, office furniture and equipment	1,804	2,018	1,925	1,792	1,813
Advertising	777	854	1,041	759	720
Data processing	308	309	386	224	186
Communications	246	290	300	314	282
Professional fees	426	52	319	458	514
Real estate owned	-	-	-	-	-
Loan processing expense	805	643	837	904	988
Other	1,912	2,297	2,064	1,964	2,197
Total noninterest expense	22,338	24,962	30,036	28,493	22,941
Income before income taxes	1,005	(308)	2,803	3,984	1,578
Income tax expense	286	(62)	737	1,133	435
Net income	$719	(246)	2,066	2,851	1,143

Efficiency ratio - QTD	95.61%	101.25%	91.35%	87.65%	93.49%
Efficiency ratio - YTD	95.61%	92.89%	90.60%	90.16%	93.49%

Loan originations	501,432	600,156	761,206	721,184	516,020
Purchase	89.9%	91.1%	92.1%	92.6%	85.1%
Refinance	10.1%	8.9%	7.9%	7.4%	14.9%
Gross margin on loans sold(1)	4.57%	4.42%	4.49%	4.45%	4.63%
(1) - Gross margin on loans sold is the ratio of mortgage banking income (excluding the change in interest rate lock fair value) divided by total loan originations.